UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On March 29, 2024, Kidpik Corp., a Delaware corporation (“Kidpik”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Nina Footwear Corp., a Delaware corporation (“Nina Footwear”), a brand specializing in women’s footwear, particularly in dress shoes and accessories for special occasions, and Kidpik Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Kidpik (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will be merged with and into Nina Footwear, with Nina Footwear surviving as a wholly-owned subsidiary of Kidpik (the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

At the effective time of the Merger (the “Effective Time”): each share of Nina Footwear capital stock outstanding immediately prior to the Effective Time, excluding any shares of Nina Footwear capital stock held by Nina Footwear (if any), and any dissenting shares, will be automatically converted solely into the right to receive a number of shares of Kidpik common stock (the “Shares”) equal to their pro rata share of 80% of Kidpik’s outstanding shares of common stock following the Merger, with any fractional shares rounded up to the nearest whole share.

As a result, at the Effective Time, the stockholders of Kidpik immediately prior to the Merger are expected to own approximately 20% of the outstanding shares of Kidpik common stock immediately after the Effective Time and the stockholders of Nina Footwear immediately prior to the Merger will own approximately 80% of the outstanding shares of Kidpik common stock immediately after the Effective Time.

Kidpik is controlled by Mr. Ezra Dabah, the Chief Executive Officer, majority stockholder (67% beneficial owner), and Chairman of Kidpik, who is also the Chief Executive Officer of Nina Footwear. Mr. Dabah and his family own approximately 79.3% of Nina Footwear, and Moshe Dabah (Mr. Dabah’s son), is the Vice President, Chief Operating Officer and Chief Technology Officer of Kidpik, and the Secretary of Nina Footwear. There are also a number of related party transactions between Nina Footwear and Kidpik which are disclosed in Kidpik’s filings with the Securities and Exchange Commission (SEC), including its Proxy Statement on Schedule 14A filed with the SEC on May 1, 2023, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 14, 2023, and which will be disclosed in Kidpik’s Annual Report on Form 10-K for the year ended December 30, 2023, expected to be filed shortly after the date of this Current Report on Form 8-K. Mr. Dabah and his family will continue to control approximately 75.8% of the combined company’s voting shares following the closing of the Merger.

The Kidpik Board of Directors (with Mr. Ezra Dabah abstaining from the vote), acting on the unanimous recommendation of a special committee (the “Special Committee”) consisting of independent and disinterested directors of Kidpik that was formed to negotiate and evaluate a potential strategic transaction involving Kidpik, has: (a) determined that the Merger Agreement and the Merger are fair to and in the best interests of Kidpik’s stockholders; (b) approved, adopted and declared advisable the Merger Agreement and approved the execution, delivery and performance by Kidpik of the Merger Agreement and the consummation by Kidpik of the Merger; and (c) resolved to recommend that the stockholders of Kidpik approve the Merger Agreement and the Merger. Mr. Ezra Dabah recused himself from the Kidpik Board of Directors approval due to his status as a related party in connection with the Merger, as discussed above.

Following the closing of the Merger, Kidpik’s executive officers and directors will remain the same as immediately prior to the Effective Time.

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The Merger Agreement contains representations and warranties of the parties regarding their respective businesses. The Merger Agreement also contains certain covenants made by each of Nina Footwear and Kidpik, including non-solicitation restrictions binding each party and its representatives and restrictions on the operation of each party’s business between the date of the Merger Agreement and the closing of the Merger (the “Closing”).

In connection with the Merger, Kidpik will prepare and file a proxy statement on Schedule 14A, and will mail the proxy statement to seek the approval of Kidpik’s stockholders to, among other things, approve the issuance of the Shares pursuant to the Merger which will represent more than 20% of the shares of Kidpik common stock outstanding immediately prior to the Merger pursuant to Nasdaq Listing Rule 5635(a) and such other matters as may be agreed by the parties prior to the filing of the proxy statement, including a change in Kidpik’s name to “Nina Holding Corp.” (the “Kidpik Stockholder Matters”). It is also expected that Kidpik’s trading symbol on Nasdaq will change to “NINA” at Closing.

The Closing is subject to certain mutual closing conditions, including: (i) no order preventing the Merger and the other transactions and actions contemplated by the Merger Agreement having been issued and remaining in effect and there being no law which has the effect of making the consummation of the Merger and the other transactions and actions contemplated by the Merger Agreement illegal; (ii) the required approvals by each of the parties’ stockholders having been obtained; (iii) the existing shares of Kidpik common stock having been continually listed on the Nasdaq Capital Market and the Shares being approved for listing on Nasdaq (subject to official notice of issuance); (iv) there being an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Shares; (v) no event having occurred which would constitute a material adverse effect on Kidpik or Nina Footwear; (vi) Kidpik having filed all required Securities and Exchange Commission filings; and (vii) certain other matters as described in greater detail in the Merger Agreement. The Closing is also subject to certain closing conditions of each party, including: (i) the accuracy of each party’s representations and warranties, subject to certain materiality qualifications; (ii) compliance by each party with its covenants in all material respects, respectively; and (iii) no continuing Company Material Adverse Effect or Parent Material Adverse Effect (each as defined in the Merger Agreement). Kidpik’s obligation to consummate the Merger is also subject to (i) Nina Footwear acknowledging that all of the debt owed by the Company to Nina Footwear (approximately $1.8 million currently and which amount may increase until the Closing) is extinguished as consideration of entering into the Merger; (ii) the waiver or termination of certain change of control and related triggering events held by certain stockholders of Nina Footwear which if not waived may have required approximately $2.55 million to be paid to such stockholders of Nina Footwear at Closing; and (iii) holders of no more than 10% of the shares of Nina Footwear capital stock exercising their statutory appraisal rights in connection with the Merger.

Following the Closing, the parties are required to meet certain conditions and requirements, including the requirement by Kidpik to indemnify and hold harmless each officer, director, fiduciary or agent of Kidpik and Nina Footwear and obtaining six years of officer and director insurance to provide the costs of indemnification in connection therewith, and for Nina Footwear to provide assistance to Kidpik in connection with the preparation of all financial statements as required by Regulation S-X.

The Merger Agreement contains certain termination rights, including: (i) the right of either party to terminate the Merger Agreement if (1) the Merger is not consummated by August 31, 2024, subject to certain extension rights, (2) if Kidpik’s stockholders fail to adopt and approve the issuance of the Shares pursuant to Nasdaq Listing Rule 5635(a), or (3) the other party breaches any representation, warranty, covenant or agreement set forth in the Merger Agreement, the result of which prohibits certain conditions of Closing from occurring; (ii) the right of Kidpik to terminate the Merger Agreement (1) if Nina Footwear’s stockholders fail to adopt and approve the Merger, (2) if the Nina Footwear board of directors changes or withdraws its recommendation in favor of the Merger or recommends to enter into an alternative transaction and (3) if certain financial statements have not been provided by Nina Footwear to Kidpik in accordance with the terms of the Merger Agreement; and (iii) the right of Nina Footwear to terminate the Merger Agreement if the Kidpik board of directors changes or withdraws its recommendation in favor of the Merger or recommends the entry into an alternative transaction.

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Upon termination of the Merger Agreement in certain circumstances, a termination fee of $100,000 may be payable by either Kidpik or Nina Footwear to the other party, including (i) where the Merger Agreement is terminated because (x) the Merger fails to close prior to August 31, 2024, (y) one party’s stockholders fail to approve the Merger, or (z) a breach of a representation, warranty, covenant or agreement, and an Acquisition Proposal (as defined in the Merger Agreement) has been announced regarding the non-terminating party, and/or is entered into or closed within three months of the date of termination; and (ii) where such party’s board of directors changes or withdraws its recommendation in favor of the Merger or recommends to enter into an alternative transaction. Nina Footwear and Kidpik have also agreed to reimburse the other party for up to $62,500 in expenses, as applicable, if the Merger Agreement is terminated in certain circumstances, as further described in the Merger Agreement.

Stockholder Representation Agreement

As a required condition to the Closing, each stockholder of Nina Footwear will be required to enter into a Stockholder Representation Agreement with Kidpik. The Stockholder Representation Agreement includes general representations of the Nina Footwear stockholder relating to ownership of the applicable Nina Footwear common stock shares to be tendered at Closing; an agreement to comply with certain conditions of the Merger Agreement, as if a party thereto; various representations in order for Kidpik to confirm that an exemption from the registration requirements of the Securities Act exists for the Merger Agreement; certain requirements for Kidpik to promptly remove the legend on any Kidpik securities issued to the Nina Footwear stockholders as a result of the Merger in the event such securities (a) are subsequently registered under the Securities Act; or (b) subsequently become available for sale pursuant to Rule 144 of the Securities Act, including setting forth certain damages payable by Kidpik upon its failure to comply with the deadlines set forth in such Stockholder Representation Agreement, and buy-in rights for the Nina Footwear stockholders as a result thereof; and a lock-up agreement, prohibiting the Nina Footwear stockholder from transferring any shares of Nina Footwear until the earlier of the consummation or termination of the Merger Agreement, subject to certain customary exceptions.

The foregoing descriptions of the Merger Agreement and the form of Stockholder Representation Agreement (collectively, the “Agreements”), are not complete and are qualified in their entirety by reference to those Agreements, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by each of Kidpik and Nina Footwear in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Agreements were used for the purpose of allocating risk between the parties thereto rather than establishing matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, such representations may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as characterizations of the actual state of facts about Kidpik or Nina Footwear. In addition, such representations and warranties (i) will only survive consummation of the Merger as specifically set forth therein and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Kidpik or Nina Footwear, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Kidpik and Nina Footwear, their respective affiliates or their respective businesses, the Merger Agreement and the Merger, that will be contained in, or incorporated by reference into, the Proxy Statement (defined below) Kidpik plans to file subsequent to the date hereof as discussed above, as well as in the Form 10-K, Form 10-Q and other filings that Kidpik makes hereafter with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The Shares to be issued to the Nina Footwear stockholders as part of the Merger Agreement will not be registered under the Securities Act and will be issued and sold in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

As described above, the issuance of the Shares will cause substantial dilution to existing stockholders. Based on the current number of issued and outstanding shares of Kidpik, the Shares issuable at the Closing would total approximately 7,806,552 shares of common stock.

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Item 8.01 Other Events.

Press Release

On April 1, 2024, Kidpik issued a press release announcing the execution of the Merger Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K and the press release attached, regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These include, but are not limited to, statements regarding the anticipated completion and effects of the proposed Merger, projections and estimates of Kidpik’s corporate strategies, future operations and plans, including the costs thereof; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Kidpik and Nina Footwear undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, the outcome of any legal proceedings that may be instituted against Nina Footwear or Kidpik following the announcement of the Merger; the inability to complete the Merger, including due to the failure to obtain approval of the stockholders of Kidpik or Nina Footwear; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Merger, if any; the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and successfully execute on its business plan; costs related to the Merger; changes in the applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the combined company’s ability to manage future growth; the combined company’s ability to raise funding; the complexity of numerous regulatory and legal requirements that the combined company needs to comply with to operate its business; the reliance on the combined company’s management; the prior experience and successes of the combined company’s management team are not indicative of any future success; Kidpik’s and the combined company’s ability to meet Nasdaq’s continued listing requirements; Kidpik and the combined company’s ability to maintain the listing of their common stock on Nasdaq; the ability to obtain additional funding, the terms of such funding and potential dilution caused thereby; the continuing effect of rising interest rates and inflation on Kidpik’s and the combined company’s operations, sales, and market for their products; deterioration of the global economic environment; rising interest rates and inflation and Kidpik’s and the combined company’s ability to control costs, including employee wages and benefits and other operating expenses; Kidpik’s decision to cease manufacturing new products; Kidpik’s history of losses; Kidpik’s and the combined company’s ability to maintain current members and customers and grow members and customers; risks associated with the effect of global pandemics, and governmental responses thereto on Kidpik’s and the combined company’s operations, those of Kidpik’s and the combined company’s vendors, Kidpik’s and the combined company’s customers and members and the economy in general; risks associated with Kidpik’s and the combined company’s supply chain and third-party service providers, interruptions in the supply of raw materials and merchandise; increased costs of raw materials, products and shipping costs due to inflation; disruptions at Kidpik’s and the combined company’s warehouse facility and/or of their data or information services, Kidpik’s and the combined company’s ability to locate warehouse and distribution facilities and the lease terms of any such facilities; issues affecting our shipping providers; disruptions to the internet; risks that effect our ability to successfully market Kidpik’s and the combined company’s products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and our ability to maintain and strengthen Kidpik’s and the combined company’s brand name; changes in consumer tastes and preferences and changing fashion trends; material changes and/or terminations of Kidpik’s and the combined company’s relationships with key vendors; significant product returns from customers, excess inventory and Kidpik’s and the combined company’s ability to manage our inventory; the effect of trade restrictions and tariffs, increased costs associated therewith and/or decreased availability of products; Kidpik’s and the combined company’s ability to innovate, expand their offerings and compete against competitors which may have greater resources; the fact that Kidpik’s Chief Executive Officer has majority voting control over Kidpik and will have majority control over the combined company; if the use of “cookie” tracking technologies is further restricted, regulated, or blocked, or if changes in technology cause cookies to become less reliable or acceptable as a means of tracking consumer behavior; Kidpik’s and the combined company’s ability to comply with the covenants of future loan and lending agreements and covenants; Kidpik’s and the combined company’s ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; Kidpik’s and the combined company’s ability to protect intellectual property and trade secrets, claims from third-parties that Kidpik and/or the combined company have violated their intellectual property or trade secrets and potential lawsuits in connection therewith; Kidpik’s and the combined company’s ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, and Kidpik’s and the combined company’s ability to comply with such new laws or regulations; changes in tax rates; Kidpik’s and the combined company’s reliance and retention of management; the outcome of future lawsuits, litigation, regulatory matters or claims; the fact that Kidpik and the combined company have a limited operating history; the effect of future acquisitions on Kidpik’s and the combined company’s operations and expenses; and others that are included from time to time in filings made by Kidpik with the Securities and Exchange Commission, many of which are beyond the control of Kidpik and the combined company, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in Kidpik’s Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and its Annual Report on Form 10-K for the year ended December 30, 2023, when filed. These reports are available at www.sec.gov and on Kidpik’s website at https://investor.kidpik.com/sec-filings. Kidpik cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Kidpik or any person acting on behalf of Kidpik are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Kidpik’s and the combined company’s future results and/or could cause their actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Kidpik cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Except as required by law, neither Nina Footwear nor Kidpik undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in their expectations. If they update one or more forward-looking statements, no inference should be drawn that they will make additional updates with respect to those or other forward-looking statements.

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Additional Information and Where to Find It

In connection with the proposed Merger, Kidpik intends to file a proxy statement with the Securities and Exchange Commission (the “Proxy Statement”), that will be distributed to holders of Kidpik’s common stock in connection with its solicitation of proxies for the vote by Kidpik’s stockholders with respect to the proposed Merger and other matters as may be described in the Proxy Statement. The Proxy Statement, when it is filed and mailed to stockholders, will contain important information about the proposed Merger and the other matters to be voted upon at a meeting of Kidpik’s stockholders to be held to approve the proposed Merger and other matters (the “Merger Meeting”). Kidpik may also file other documents with the SEC regarding the proposed Merger. Kidpik stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed Merger. When available, the definitive Proxy Statement will be mailed to Kidpik stockholders as of a record date to be established for voting on the proposed Merger and the other matters to be voted upon at the Merger Meeting.

Kidpik’s stockholders may obtain copies of the aforementioned documents and other documents filed by Kidpik with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, on Kidpik’s website at https://investor.kidpik.com/sec-filings or, alternatively, by directing a request by mail, email or telephone to Kidpik at 200 Park Avenue South, 3rd Floor, New York, New York 10003; ir@kidpik.com; or (212) 399-2323, respectively.

Participants in the Solicitation

Kidpik, Nina Footwear, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Kidpik’s stockholders with respect to the proposed Merger. Information regarding the persons who may be deemed participants in the solicitation of proxies from Kidpik’s stockholders in connection with the proposed Merger will be contained in the Proxy Statement relating to the proposed Merger, when available, which will be filed with the SEC. Additionally, information about Kidpik’s directors and executive officers and their ownership of Kidpik is available in Kidpik’s Definitive Information Statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 1, 2023 (the “Annual Meeting Proxy Statement”) and the Current Report on Form 8-K filed with the SEC on December 8, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Kidpik’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Merger Agreement when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Kidpik using the sources indicated above.

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Non-Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger Agreement and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1#£	Agreement and Plan of Merger and Reorganization, dated March 29, 2024, by and among Kidpik Corp., Kidpik Merger Sub, Inc. and Nina Footwear Corp.
10.1	Form of Kidpik Corp. Stockholder Representation Agreement
99.1	Joint Press Release of Kidpik Corp. and Nina Footwear Corp., issued on April 1, 2024 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Kidpik Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

£ Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer

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